SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C., 20549

                                   FORM 8-K/A
                               (AMENDMENT NO. 1)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of Report: January 6, 2006
                       (Date of earliest event reported)

                             NESCO INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                   000-28307             13-3709558
           ------                   ---------             ----------
      (State or other              (Commission          (IRS Employer
jurisdiction of Incorporation)     File Number)       Identification No.)

305 Madison Avenue, New York, NY                                10165
--------------------------------                                -----
(Address of principal executive office)                      (Zip code)

Registrant(s telephone number including area code          (212) 808-0607
                                                            -------------
               _________________________________________________
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.


     (c) In response to the registrant's request, on January 6, 2006, Rothstein Kass & Company, PC, its independent registered public accounting firm, furnished to the registrant a letter addressed to the Securities and Exchange Commission stating that the independent accounting firm agrees with the statements made by the registrant in Item 4.02 of its December 21, 2005 report on Form 8-K as to non-reliance on the registrant's consolidated financial statements for the year ended April 30, 2005 and for the three months ended July 31, 2005, contained in registrant's Annual Report on Form 10K-SB and Quarterly Report on Form 10 Q-SB for the respective periods.

     Exhibits
     --------

     (7) Letter dated December 21, 2005 from Rothstein Kass & Company, P.C., registrant's independent registered public accounting firm, to the Securities and Exchange Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                        Nesco Industries, Inc.



                                        By:/s/ Matthew L. Harriton
                                           -----------------------
                                           Matthew L. Harriton
                                           Chief Executive Officer

Date: January 10, 2006